UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Cleveland BioLabs, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

	1)	Amount previously paid:
	2)	Form, Schedule or Registration Statement No:
	3)	Filing party:
	4)	Date Filed:

December 10, 2014

To Our Stockholders:

You are cordially invited to attend a special meeting of stockholders (“Special Meeting”) of Cleveland BioLabs, Inc. to be held at 10:00 a.m. Eastern Time on January 27, 2015 at the company’s headquarters, 73 High Street, Buffalo, NY 14203. Details regarding the meeting, the business to be conducted at the meeting, and information about Cleveland BioLabs, Inc. that you should consider when you vote your shares are described in this proxy statement.

At the Special Meeting, we will ask stockholders (1) to approve amendments to our restated certificate of incorporation, as amended, and authorize our Board of Directors, if in their judgment it is necessary, to select and file one such amendment to effect a reverse stock split of our common stock, $0.005 par value per share, at a ratio in the range of 1:2 to 1:20, such ratio to be determined in the discretion of our Board of Directors, and (2) to authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1. Our Board of Directors recommends the approval of both of these proposals. Such other business will be transacted as may properly come before the Special Meeting.

We hope you will be able to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, it is important that you cast your vote either in person or by proxy. Regardless of the number of shares you own, please vote your shares as soon as possible. For your convenience, you may vote by telephone by calling toll-free at 1-866-894-0537 or via the Internet at http://www.cstproxyvote.com and following the instructions on the enclosed proxy card. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Cleveland BioLabs, Inc. We look forward to seeing you at the Special Meeting.

Sincerely,

YAKOV KOGAN, PHD, MBA
Chief Executive Officer & Director

December 10, 2014

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TIME:	10:00 a.m. Eastern Time

DATE:	January 27, 2015

PLACE:	Cleveland BioLabs, Inc.
73 High Street
Buffalo, New York 14203

PURPOSES:

1.	To approve amendments to our restated certificate of incorporation, as amended, and authorize our Board of Directors, if in their judgment it is necessary, to select and file one such amendment to effect a reverse stock split of our common stock, $0.005 par value per share, at a ratio in the range of 1:2 to 1:20, such ratio to be determined in the discretion of our Board of Directors;

2.	To authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1; and

3.	To transact such other business as may be properly brought before the Special Meeting and any adjournments thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Cleveland BioLabs, Inc. common stock at the close of business on December 9, 2014, the record date. A list of stockholders of record will be available at the Special Meeting and, during the 10 days prior to the Special Meeting, at our principal executive offices located at 73 High Street, Buffalo, New York 14203.

All stockholders are cordially invited to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, we urge you to vote and submit your proxy by Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Leah Brownlee, J.D.
Corporate Secretary
Buffalo, New York

i

Cleveland BioLabs, Inc.

73 High Street

Buffalo, New York 14203

(716) 849-6810

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TUESDAY, JANUARY 27, 2015

This proxy statement and the enclosed proxy card are being mailed to stockholders on or about December 12, 2014 and are furnished in connection with the solicitation of proxies by the Board of Directors of Cleveland BioLabs, Inc. (“Cleveland BioLabs”, “we”, “us”, the “Company”, or the “Corporation”) for use at a special meeting of stockholders (the “Special Meeting”) to be held on Tuesday, January 27, 2015, at 10:00 a.m., Eastern Time, at the Company’s headquarters, 73 High Street, Buffalo, NY 14203, and at any adjournments or postponements thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING TO BE HELD ON JANUARY 27, 2015.

This proxy statement is available for viewing, printing and downloading at:

http://www.cstproxy.com/cbiolabs/sm2014

This proxy statement summarizes the information you need to know to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card.

IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why is the Company soliciting my proxy?

The Board of Directors of Cleveland BioLabs, Inc. (the “Board”) is soliciting your proxy to vote at the Special Meeting of Stockholders to be held at the Company’s headquarters located at 73 High Street, Buffalo, New York 14203, on January 27, 2015, at 10:00 a.m., Eastern Time, and any adjournments or postponements of the meeting, which we refer to as the Special Meeting. The proxy statement along with the accompanying Notice of Special Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Special Meeting.

We have sent you this proxy statement, the Notice of Special Meeting of Stockholders and the proxy card because you owned shares of Cleveland BioLabs, Inc. common stock on December 9, 2014, the record date. The Company intends to commence distribution of the proxy materials to stockholders on or about December 12, 2014.

Who can vote?

Only stockholders of record as of the close of business on December 9, 2014 will be entitled to vote at the Special Meeting and any adjournments or postponements thereof. On the record date, 57,148,241 shares of our common stock were issued and outstanding. Our common stock is our only class of voting stock.

You do not need to attend the Special Meeting to vote your shares. Shares represented by valid proxies, received in time for the Special Meeting and not revoked prior to the Special Meeting, will be voted at the Special Meeting. For instructions on how to change or revoke your proxy, see “May I change or revoke my proxy?” below.

Who can attend the Special Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Special Meeting. Seating will be limited.

What do I need to present for admission to the Special Meeting?

You will need to present proof of your record or beneficial ownership of common stock, such as a bank or brokerage account statement, and a form of personal identification to be admitted to the Special Meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Special Meeting.

How many votes do I have?

Each share of our common stock that you own entitles you to one vote.

How do I vote?

Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares in the manner you indicate. You may specify whether your shares should be voted for, against, or abstain with respect to both of the proposals to be voted on at the Special Meeting. Voting by proxy will not affect your right to attend the Special Meeting. If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, or you have stock certificates registered in your name, you may vote:

•	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

•	By Internet or by telephone. Follow the instructions attached to the proxy card to vote by Internet or telephone.

•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24-hours a day and will close at 7:00 p.m. Eastern Time on January 26, 2015.

If your shares are held in “street name” (held in the name of a bank, broker, or other nominee), you must provide the bank, broker, or other holder of record with instructions on how to vote your shares and can do so as follows:

•	By mail. Follow the instructions you receive from your broker or other nominee explaining how to vote your shares.

•	By Internet or by telephone. Follow the instructions you receive from your broker or other nominee to vote by Internet or telephone.

•	In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the Special Meeting. You will not be able to vote at the Special Meeting unless you have a proxy card from your broker.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, a “stockholder of record.” This proxy statement, the notice of special meeting and the proxy card have been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” This proxy statement, the notice of special meeting and the proxy card have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or on the Internet.

How does the Board recommend that I vote on the proposals?

The Board recommends that you vote as follows:

•	“FOR” the approval of the amendments to our restated certificate of incorporation, as amended, and the authorization of our Board of Directors, if in their judgment it is necessary, to select and file one such amendment to effect a reverse stock split of our common stock, $0.005 par value per share, at a ratio in the range of 1:2 to 1:20, such ratio to be determined in the discretion of our Board of Directors.

•	“FOR” the authorization of an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

If any other matter is presented at the Special Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this proxy statement.

May I change or revoke my proxy?

If you give us your proxy, you may change or revoke it at any time before the Special Meeting. You may change or revoke your proxy in any one of the following ways:

•	by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet or by telephone as instructed above;

•	by notifying the Secretary of the Company in writing before the Special Meeting that you have revoked your proxy; or

•	by attending the Special Meeting in person and voting in person. Attending the Special Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Special Meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I receive more than one proxy card?

You may receive more than one proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How do I vote?” for each account to ensure that all of your shares are voted.

Will my shares be voted if I do not vote?

If your shares are registered in your name, they will not be counted if you do not vote as described above. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other holder of record that holds your shares, the bank, broker or other holder of record has the authority to vote your unvoted shares on Proposals 1 and 2, even if it does not receive any instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your bank, broker or other holder of record cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote”.

What vote is required to approve each proposal and how are votes counted?

Proposal 1: Approve the Amendments to our Restated Certificate of Incorporation, as Amended	The affirmative vote of a majority of the Company’s outstanding common stock is required to approve the amendments of the Company’s restated certificate of incorporation, as amended, and authorize our Board of Directors, if in their judgment it is necessary, to select and file one such amendment to effect a reverse stock split of our common stock at a ratio in the range of 1:2 to 1:20, such ratio to be determined in the discretion of our Board of Directors. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes, as well as any abstentions, will be treated as votes against this proposal.

Proposal 2: The Adjournment of the Special Meeting	Our stockholders are being asked to consider and vote upon an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of a proposed amendment to our restated certificate of incorporation, as amended, to effectuate a reverse stock split as described in Proposal 1. Approval of the adjournment of the Special Meeting requires an affirmative vote of a majority of the votes properly cast for or against this proposal at the Special Meeting. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes, as well as any abstentions, will have no effect on the vote total for this proposal.

Could other matters be decided at the Special Meeting?

The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may be properly taken, shares represented by all proxies will be voted with respect thereto in accordance with the judgment of the persons named as proxies in the proxy card.

We will publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days of the Special Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What constitutes a quorum for the Special Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Votes of stockholders of record who are present at the Special Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Who are the persons selected by the Board to serve as proxies?

Yakov Kogan and C. Neil Lyons, the persons named as proxies on the proxy card and voting instruction card accompanying this proxy statement, were selected by the Board to serve in such capacity. Yakov Kogan is the Chief Executive Officer of the Company and C. Neil Lyons is the Chief Financial Officer of the Company.

Who will count the vote?

At the Special Meeting, the results of stockholder voting will be tabulated by the inspector of elections appointed by us for the meeting.

Is there a list of stockholders entitled to vote at the Special Meeting?

Yes. A list of stockholders entitled to vote at the Special Meeting, arranged in alphabetical order, showing the address of, and number of shares registered in the name of, each stockholder, will be open to the examination of any stockholder, for any purpose germane to the Special Meeting, during ordinary business hours, commencing January 16, 2014, and continuing through the date of the Special Meeting, at our principal offices located at 73 High Street, Buffalo, New York 14203.

Can I access the Notice of Special Meeting of Stockholders and Proxy Statement on the Internet?

The notice of special meeting of stockholders, proxy statement and proxy card are available on the Internet at http://www.cstproxy.com/cbiolabs/sm2014 and are also available on our website at www.cbiolabs.com under the link “Investors.”

Attending the Special Meeting

The Special Meeting will be held on January 27, 2015, at 10:00 a.m., Eastern Time, at the Company’s headquarters located at 73 High Street, Buffalo, New York 14203. When you arrive at the Company’s headquarters, signs will direct you to the appropriate meeting rooms. You need not attend the Special Meeting in order to vote.

Electronic Delivery of Future Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

If you are a stockholder of record, you can choose this option and save us the cost of producing and mailing these documents by going to http://www.cstproxy.com/cbiolabs/sm2014, accessing your account information and following the instructions provided.

What Will Happen if This Proposal is Not Approved?

IF THIS PROPOSAL IS NOT APPROVED, WE MAY BE UNABLE TO MAINTAIN THE LISTING OF OUR COMMON STOCK ON THE NASDAQ CAPITAL MARKET, WHICH COULD ADVERSELY AFFECT THE LIQUIDITY AND MARKETABILITY OF OUR COMMON STOCK.

PROPOSAL 1: APPROVAL OF AMENDMENTS TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED,

AND TO AUTHORIZE OUR BOARD OF DIRECTORS, IF IN THEIR JUDGMENT IT IS NECESSARY, TO SELECT AND FILE ONE SUCH AMENDMENT TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A RATIO IN THE RANGE OF 1:2 TO 1:20, SUCH RANGE TO BE DETERMINED IN THE DISCRETION OF OUR BOARD OF DIRECTORS

General

Our Board of Directors has adopted and is recommending that our stockholders approve proposed amendments to our restated certificate of incorporation, as amended, and thereby authorize the Board of Directors, if in their judgment it is necessary, to select and file one such amendment to effect a reverse stock split of our outstanding shares of common stock. Holders of our common stock are being asked to approve the proposal that Article IV of our certificate of incorporation be amended to effect a reverse stock split of our common stock at a ratio in the range of 1:2 to 1:20, such ratio to be determined in the discretion of our Board of Directors.. Pursuant to the law of the State of Delaware, our state of incorporation, the Board of Directors must adopt any amendment to our certificate of incorporation and submit the amendment to stockholders for their approval. The form of proposed amendments to our certificate of incorporation to effect the reverse stock split is attached as Appendix A to this proxy statement.

By approving this proposal, stockholders will approve a series of amendments to our certificate of incorporation pursuant to which any whole number of outstanding shares between and including two and twenty would be combined into one share of our common stock, and authorize our Board of Directors to file only one such amendment, as determined by our Board of Directors in the manner described herein, and to abandon each amendment not selected by our Board of Directors. Our Board of Directors believes that stockholder approval of amendments granting our Board of Directors this discretion, rather than approval of a specified exchange ratio, provides our Board of Directors with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and its stockholders. The Board of Directors may effect only one reverse stock split as a result of this authorization. The Board may also elect not to do any reverse split. The Board’s decision as to whether and when to effect the reverse stock split will be based on a number of factors, including market conditions, existing and expected trading prices for our common stock, and the continued listing requirements of the NASDAQ Capital Market. Although our stockholders may approve the reverse stock split, we will not effect the reverse stock split if the Board of Directors does not deem it to be in the best interests of the Company and its stockholders. The reverse stock split, if authorized pursuant to this resolution and if deemed by the Board of Directors to be in the best interests of the Company and its stockholders, will be effected, if at all, at a time that is not later than six months from the date of the Special Meeting.

The proposed amendment to our restated certificate of incorporation, as amended, to effect the reverse stock split will not change the number of authorized shares of common stock or preferred stock, or the par value of common stock or preferred stock. As of the date of this proxy statement, we do not have any current plans, arrangements or understandings relating to the issuance of any additional shares of authorized common stock that will become available following the reverse stock split.

Purpose and Background of the Reverse Stock Split

On November 21, 2014, the Board of Directors approved the proposal authorizing the reverse stock split for the following reasons:

•	the Board of Directors believes that effecting the reverse stock split could, in some circumstances, be an effective means of regaining compliance with the bid price requirement for continued listing of our common stock on the NASDAQ Capital Market;

•

the Board of Directors believes that continued listing on the NASDAQ Capital Market provides overall credibility to an investment in our stock, given the stringent listing and disclosure requirements of the

NASDAQ Capital Market. Notably, some trading firms discourage investors from investing in lower priced stocks that are traded in the over-the-counter market because they are not held to the same stringent standards. Increasing visibility of our stock among a larger pool of potential investors could result in higher trading volumes after positive newsflow. Such increases in visibility and liquidity could also help facilitate future financings; and

•	the Board of Directors believes that a higher stock price, which may be achieved through a reverse stock split, could help generate investor interest in the Company and help attract, retain, and motivate employees.

The Board of Directors further believes that some potential employees are less likely to work for the Company if we have a low stock price or are no longer NASDAQ listed, regardless of size of our overall market capitalization.

If the reverse stock split successfully increases the per share price of our common stock, as to which no assurance can be given, the Board of Directors believes this increase will enable the Company to maintain its NASDAQ listing and may facilitate future financings and enhance our ability to attract, retain, and motivate employees and other service providers.

NASDAQ Requirements for Continued Listing

Our common stock is quoted on the NASDAQ Capital Market under the symbol “CBLI.” One of the requirements for continued listing on the NASDAQ Capital Market pursuant to NASDAQ Listing Rule 5550(a)(2) is maintenance of a minimum closing bid price of $1.00. On December 9, 2014, the closing market price per share of our common stock was $0.35, as reported by the NASDAQ Capital Market.

On March 10, 2014 we received a written notification from the NASDAQ Stock Market LLC (“NASDAQ”) notifying us that we had failed to comply with the minimum bid price requirement because the bid price for our common stock over a period of 30 consecutive business days prior to such date had closed below the minimum $1.00 per share requirement. In accordance with NASDAQ’s Listing Rule 5810(c)(3)(A), we had a period of 180 calendar days, or until September 8, 2014, to regain compliance with the requirement.

At the beginning of September 2014, we determined that we would not be in compliance with the requirement by September 8, 2014, which would subject our common stock to delisting from the Nasdaq Capital Market. As a result, we notified NASDAQ and applied for an extension of the cure period, as permitted under the original notification. On September 9, 2014, we received a letter from NASDAQ indicating that in accordance with NASDAQ Listing Rule 5810(c)(3)(A) we had been afforded an additional 180 calendar day period, that is until March 9, 2015, to regain compliance with the minimum bid price requirement of $1.00 per share. To regain compliance, the minimum closing bid price per share of our common stock must be at least $1.00 for a minimum of ten consecutive business days. If we fail to regain compliance by March 9, 2015, our stock will be subject to delisting by NASDAQ. In such event, our common stock would likely trade in the over-the-counter market.

If our shares were to trade on the over-the-counter market, selling our common shares could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, in the event our common shares are delisted, broker-dealers have certain regulatory burdens imposed upon them, which may discourage broker-dealers from effecting transactions in our common shares, further limiting the liquidity of our common shares. These factors could result in lower prices and larger spreads in the bid and ask prices for common shares.

Such delisting from the NASDAQ Capital Market and continued or further declines in our share price could also greatly impair our ability to raise additional necessary capital through equity or debt financing.

In light of the factors mentioned above, our Board of Directors [unanimously] approved this proposal as a potential means of increasing the price of our common stock to above $1.00 per share and of maintaining the price of our common stock above $1.00 per share in compliance with The NASDAQ Stock Market requirements.

Potential Increased Investor Interest

In approving this proposal, the Board of Directors considered that the Company’s common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks.

Principal Effects of the Reverse Stock Split

If the stockholders approve the proposal to authorize the Board of Directors to implement the reverse stock split and the Board of Directors implements the reverse stock split, we will amend the existing provision of our restated certificate of incorporation, as amended, relating to our authorized capital to add the following paragraph at the end thereof:

“Upon the effectiveness of the Certificate of Amendment to the Restated Certificate of Incorporation, as amended, to effect a plan of recapitalization of the Common Stock by effecting a 1-for-[*] reverse stock split with respect to the issued and outstanding shares of the Common Stock (the “Reverse Stock Split”), without any change in the powers, preferences and rights or qualifications, limitations or restrictions thereof, such that, without further action of any kind on the part of the Corporation or its stockholders, every [*] shares of Common Stock outstanding or held by the Corporation in its treasury on the date of the filing of the Certificate of Amendment (the “Effective Date”) shall be changed and reclassified into one (1) share of Common Stock, $0.005 par value per share, which shares shall be fully paid and nonassessable shares of Common Stock. There shall be no fractional shares issued. A holder of record of Common Stock on the Effective Date who would otherwise be entitled to a fraction of a share shall, in lieu thereof, be entitled to receive one full share.”

* By approving this amendment, stockholders will approve the combination of any whole number of shares of common stock between and including two (2) and twenty (20) into one (1) share. The certificate of amendment filed with the Secretary of State of the State of Delaware will include only that number determined by the Board of Directors to be in the best interests of the Corporation and its stockholders. In accordance with these resolutions, the Board of Directors will not implement any amendment providing for a different split ratio.

The reverse stock split will be effected simultaneously for all issued and outstanding shares of common stock and the exchange ratio will be the same for all issued and outstanding shares of common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. After the reverse stock split, the shares of our common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our common stock now authorized. Common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split will not affect the Company continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The reverse stock split is not intended to be, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

The reverse stock split may result in some stockholders owning “odd-lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Following the effectiveness of any reverse stock split approved by the stockholders and implementation by the Board of Directors, current stockholders will hold fewer shares of common stock, with such number of shares dependent on the specific ratio for the reverse stock split. For example, if the Board approves of a 1-for-5 reverse stock split, a stockholder owning a “round-lot” of 100 shares of common stock prior to the reverse stock split would hold 20 shares of common stock following the reverse stock split. THE HIGHER THE REVERSE RATIO (1-FOR-5 BEING HIGHER THAN 1-FOR-2, FOR EXAMPLE), THE GREATER THE REDUCTION OF RELATED SHARES EACH EXISTING STOCKHOLDER, POST REVERSE STOCK SPLIT, WILL EXPERIENCE.

In deciding whether to implement the reverse stock split and the specific reverse stock split ratio to be used, the Board of Directors will consider primarily the satisfaction of the NASDAQ continuing listing requirements, as described above under the heading “NASDAQ Requirements for Continued Listing”. It may also consider, among other things: (i) the market price of the common stock at the time of the reverse stock split; (ii) the number of shares that will be outstanding after the split; (iii) the stockholders’ equity at such time; (iv) the shares of common stock available for issuance in the future; (v) the liquidity of the common stock in the market and the improved liquidity that may result; and (vi) the nature of the Company’s operations. The Board of Directors maintains the right to elect not to proceed with the reverse stock split if it determines, in its sole discretion, that we will be able to satisfy the listing requirements of NASDAQ without implementing the reverse stock split or if this proposal is otherwise no longer in the best interests of the Company.

IF THIS PROPOSAL IS NOT APPROVED, WE MAY BE UNABLE TO MAINTAIN THE LISTING OF OUR COMMON STOCK ON THE NASDAQ CAPITAL MARKET, WHICH COULD ADVERSELY AFFECT THE LIQUIDITY AND MARKETABILITY OF OUR COMMON STOCK.

Risks Associated with the Reverse Stock Split

There are risks associated with the reverse stock split, including that the reverse stock split may not result in a sustained increase in the per share price of our common stock. There is no assurance that:

•	the market price per share of our common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split;

•	the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

•	the reverse stock split will result in a per share price that will increase our ability to attract and retain employees and other service providers; and

•	the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by NASDAQ, or that we will otherwise meet the requirements of NASDAQ for continued inclusion for trading on the NASDAQ Capital Market.

Stockholders should note that the effect of the reverse stock split, if any, upon the market price for our common stock cannot be accurately predicted. In particular, we cannot assure you that prices for shares of our common stock after the reverse stock split will be two (2) to twenty (20) times, as applicable, the prices for shares of our common stock immediately prior to the reverse stock split. Furthermore, even if the market price of our common stock does rise following the reverse stock split, we cannot assure you that the market price of our common stock immediately after the proposed reverse stock split will be maintained for any period of time. Even if an increased per-share price can be maintained, the reverse stock split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the reverse stock split negatively, we cannot assure you that the reverse stock split will not adversely impact the market price of our common stock.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the reverse stock split or the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. The total market capitalization of our common stock after implementation of the reverse stock split when and if implemented may also be lower than the total market capitalization before the reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

While we aim that the reverse stock split will be sufficient to maintain our listing on NASDAQ, it is possible that, even if the reverse stock split results in a bid price for our common stock that exceeds $1.00 per share, we may not be able to continue to satisfy the other criteria for continued listing of our common stock on NASDAQ. To continue to have our common stock eligible for continued listing on NASDAQ, we would also need to satisfy additional criteria under at least one of three standards. Under the “Equity Standard Listing Rules”, these criteria require, in addition to the minimum bid price, that:

•	we have stockholders’ equity of at least $2.5 million;

•	our public float must consist of at least 500,000 shares with a market value of at least $1 million (public float defined under NASDAQ’s rules as the shares held by persons other than officers, directors and beneficial owners of greater than 10% of our total outstanding shares);

•	there be at least 300 stockholders;

•	there be at least two market makers for our common stock; and

•	we comply with certain corporate governance requirements.

We believe that we will satisfy all of these listing criteria; however, we cannot assure you that we will be successful in continuing to meet all requisite continued listing criteria.

We believe that the reverse stock split may result in greater liquidity for our stockholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the reverse stock split, particularly if the share price does not increase as a result of the reverse stock split.

Anti-takeover Effects of a Reverse Stock Split

Release No. 34-15230 of the staff of the Securities and Exchange Commission (“SEC”) requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism. Since the amendment to our restated certificate of incorporation, as amended, will provide that the number of authorized shares of common stock will be 160,000,000 (which is the current number of authorized shares of common stock), the reverse stock split, if effected, will result in a relative increase in the number of authorized but unissued shares of our common stock vis-à-vis the outstanding shares of our common stock and, could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of our Board of Directors. A relative increase in the number of authorized shares of common stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. A relative increase in our authorized shares could potentially deter takeovers, including takeovers that our Board of Directors has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The reverse stock split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the reverse stock split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

However, the Board of Directors is not aware of any attempt to take control of our business and the Board of Directors has not considered the reverse stock split to be tool to be utilized as a type of anti-takeover device.

Common Stock

After the effective date of the reverse stock split, each stockholder will own fewer shares of our common stock. However, following the effective date of the reverse stock split and amendment to our restated certificate of incorporation, as amended, we will continue to have authorized 160,000,000 shares of common stock and 10,000,000 shares of preferred stock.

Accordingly, a reverse stock split would result in a significant increase in the number of authorized and unissued shares of common stock. Because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued common stock, the future issuance of additional shares of common stock will reduce our current stockholders’ percentage ownership interest in the total outstanding shares of common stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of our outstanding shares of common stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of the common stock. If these factors were reflected in the price per share of our common stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment. As of the date of this filing, the Company does not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares for any purpose.

This proposal has been prompted solely by the business considerations discussed in the preceding paragraphs. Any additional shares of common stock that would become available for issuance following the reverse stock split could also be used by the Company’s management to delay or prevent a change in control. The Board is not aware of any pending takeover or other transactions that would result in a change in control of the Company, and the proposal was not adopted in response to any such proposals.

All outstanding options and warrants to purchase shares of our common stock, including any held by our officers and directors, would be adjusted as a result of the reverse stock split. In particular, the number of shares issuable upon the exercise of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the reverse stock split.

The chart below outlines the capital structure as described in this proposal and prior to and immediately following a possible reverse stock split at various exchange ratios. The number of shares disclosed in the column “Number of shares of common stock before reverse stock split” reflects the number of shares as of the record date, December 9, 2014. The number of shares disclosed in the column “Number of shares of common stock after reverse stock split” gives further effect to the reverse stock split but does not give effect to any other changes, including any issuance of securities after December 9, 2014 or issuance of additional whole shares in exchange for fractional shares.

	Number of shares of common stock before reverse stock split	Estimated number of shares of common stock after reverse stock split (3)
		Ratio of Reverse Stock Split:
		1:2	1:10	1:20
Authorized	160,000,000	160,000,000	160,000,000	160,000,000
Issued and Outstanding	57,148,241	28,574,121	5,714,825	2,857,413
Issuable under Outstanding Warrants	17,505,032	8,752,543	1,750,549	875,304
Issuable under Outstanding Stock Options	5,231,421	2,615,784	523,265	261,701
Reserved for Issuance(1)	4,707,891	2,353,946	470,790	235,395
Authorized but Unissued(2)	75,407,415	117,703,606	151,540,571	155,770,187

(1)	Shares reserved for future issuance under the Company’s existing equity incentive plans, excluding shares issuable under outstanding stock options.

(2)	Shares authorized but unissued represent common stock available for future issuance beyond shares currently outstanding and shares issuable under outstanding warrants and stock options.
(3)	The shares presented are an estimate as we do not know the number of fractional share roundings that will be required to effectuate the reverse stock split for individual accounts.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates, if Applicable

If the certificate of amendment is approved by the Company’s stockholders, and if at such time the Board of Directors still believes that a reverse stock split is in the best interests of the Company and its stockholders, the Board will determine the ratio, within the range approved by the Company’s stockholders, of the reverse stock split to be implemented. The Company will file the certificate of amendment with the Secretary of State of the State of Delaware at such time as the Board of Directors has determined the appropriate effective time for the reverse stock split. The Board of Directors may delay effecting the reverse stock split without re-soliciting stockholder approval. The reverse stock split will become effective on the effective date of the split. Beginning on the effective date of the split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the effective date of the split, stockholders will be notified that the reverse stock split has been effected. If you hold shares of common stock in a book-entry form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective time of the reverse stock split with instructions on how to exchange your shares. After you submit your completed transmittal letter, if you are entitled to post-split shares of our common stock, a transaction statement will be sent to your address of record as soon as practicable after the effective date of the split indicating the number of shares of common stock you hold.

Some stockholders hold their shares of common stock in certificate form or a combination of certificate and book-entry form. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective time of the reverse stock split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our common stock for a statement of holding. When you submit your certificate representing the pre-split shares of our common stock, your post-split shares of our common stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-split ownership interest.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Beginning on the effective time of the reverse stock split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Instead, the Company will issue one full share of the post- reverse stock split common stock to any shareholder who would have been entitled to receive a fractional share as a result of the process. Each common shareholder will hold the same percentage of the outstanding common stock immediately following the reverse split as that shareholder did immediately prior to the reverse split, and except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

Effect on Outstanding Stock Options and Warrants

The Company has equity incentive plans designed primarily to provide stock-based incentives to employees pursuant to which we have issued stock options to purchase shares of our common stock. In addition, we have issued to third party investors and others warrants to purchase shares of our common stock. As of September 30, 2014, we had issued and outstanding warrants to purchase up to 17,505,032 shares and had granted 5,799,914 options under our equity incentive plans. In addition, we issued a warrant to Rusnano that is exercisable only in the event of a default on a loan provided by them to our jointly-owned subsidiary, Panacela Labs, Inc. The potential amount of shares of our common stock issuable under this warrant increases with time due to the accrual of interest under the loan, with the maximum possible number of shares issuable on December 31, 2016, the expiry date of the warrant, being 1,059,992 shares. Presently, Panacela Labs, Inc. is not in default under this loan and therefor there are no shares presently issuable under this warrant. In the event of a reverse stock split, our Board of Directors has the discretion to determine the appropriate adjustment to awards granted under the equity incentive plans. Further, the terms of our outstanding warrants all provide for appropriate adjustments in the event of a stock split. Accordingly, if the reverse stock split is approved by our stockholders and our Board of Directors decides to implement the reverse stock split, as of the effective date the number of all outstanding warrants and option grants, the number of shares issuable and the exercise price, as applicable, relating to options under our equity incentive plans and warrants, will be proportionately adjusted using the reverse stock split ratio selected by our Board of Directors. Our Board of Directors has also authorized the Company to effect any other changes necessary, desirable or appropriate to give effect to the reverse stock split, including any applicable technical, conforming changes.

For example, if a 1-for-5 reverse stock split is effected, the aggregate number of shares issuable under our outstanding warrants and stock options would be approximately 3,501,006 and 1,046,394, respectively, representing a 5 fold decrease in the number of shares issuable under those warrants and stock options, exclusive of the Rusnano warrant. The terms of our outstanding warrants and stock options do not permit exercise for fractional shares. As such, the number of shares issuable under any individual outstanding warrant or stock option shall either be rounded up or down as provided for under the specific terms of our equity incentive plans and warrants, or in the case of certain of our warrants, upon exercise of those warrants the Company shall pay cash amounts for fractional shares that otherwise would be issued. Commensurately, the exercise price under each outstanding warrant and stock option would be increased by 5 times such that upon exercise, the aggregate exercise price payable by the warrantholder or optionee to the Company would remain the same. Furthermore, the aggregate number of shares currently available under our equity incentive plans for future stock option and other equity-based grants will be proportionally reduced to reflect the reverse stock split ratio. For example, in the event of a 1-for-5 reverse stock split, 4,177,441 shares that currently remain available for issuance under our equity incentive plans would be adjusted to equal approximately 835,488 shares, subject to future potential increases pursuant to the terms of those plans.

Accounting Matters

The reverse stock split will not affect the common stock capital account on our balance sheet. However, because the par value of our common stock will remain unchanged on the effective date of the split, the components that make up the common stock capital account will change by offsetting amounts. Depending on the size of the reverse stock split the Board of Directors decides to implement, the stated capital component will be reduced to an amount between one-half (1/2) and one-twentieth (1/20) of its present amount, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of common stock outstanding. Prior periods’ per share amounts will be restated to reflect the reverse stock split.

No Dissenters’ Rights

Under the Delaware General Corporation Law, the Company’s stockholders will not be entitled to dissenters’ rights with respect to the reverse stock split, and we do not intend to independently provide stockholders with any such right.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following discussion describes the anticipated material United States Federal income tax consequences to “U.S. holders” (as defined below) of Company capital stock relating to the reverse stock split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the tax consequences of the reverse stock split. The following discussion is for information purposes only and is not intended as tax or legal advice. Each holder should seek advice based on the holder’s particular circumstances from an independent tax advisor.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Company capital stock that is for United States Federal income tax purposes:

(i)	an individual citizen or resident of the United States;

(ii)	a corporation (or other entity treated as a corporation for U.S. Federal income tax purposes) organized under the laws of the United States, any state, or the District of Columbia;

(iii)	an estate with income subject to United States Federal income tax regardless of its source; or

(iv)	a trust that (a) is subject to primary supervision by a United States court and for which United States persons control all substantial decisions or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

This discussion assumes that a U.S. holder holds Company capital stock as a capital asset within the meaning of Code Section 1221. This discussion does not address all of the tax consequences that may be relevant to a particular Company stockholder or to Company stockholders that are subject to special treatment under United States Federal income tax laws including, but not limited to, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, real estate investment trusts, entities disregarded from their owners for tax purposes, persons that are broker-dealers, traders in securities who elect the mark-to-market method of accounting for their securities, or Company stockholders holding their shares of Company capital stock as part of a “straddle,” “hedge,” “conversion transaction,” or other integrated transaction, or persons who hold their Company capital stock through individual retirement or other tax-deferred accounts. This discussion also does not address the tax consequences to the Company, or to Company stockholders that own 5% or more of the Company’s capital stock, are affiliates of Company, or are not U.S. holders. In addition, this discussion does not address other United States Federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the reverse stock split under state, local, or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the reverse stock split. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

If a partnership (or other entity treated as a partnership for United States Federal income tax purposes) is a Company stockholder, the tax treatment of a partner in the partnership, or any equity owner of such other entity will generally depend upon the status of the person and the activities of the partnership or other entity treated as a partnership for United States Federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

We believe that the reverse stock split will qualify as a “reorganization” under Section 368(a)(1)(E) of the Code. Accordingly, provided that the fair market value of the post-reverse stock split shares is equal to the fair market value of the pre-reverse stock split shares surrendered in the reverse stock split:

•	A U.S. holder will not recognize any gain or loss as a result of the reverse stock split.

•	A U.S. holder’s aggregate tax basis in his, her, or its post-reverse stock split shares will be equal to the aggregate tax basis in the pre-reverse stock split shares exchanged therefor.

•	A U.S. holder’s holding period for the post-reverse stock split shares will include the period during which such stockholder held the pre-reverse stock split shares surrendered in the reverse stock split.

•	For purposes of the above discussion of the basis and holding periods for shares of Company capital stock, and except as provided therein, holders who acquired different blocks of Company capital stock at different times for different prices must calculate their basis and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the reverse stock split.

Information Reporting and Backup Withholding

Cash payments received by a U.S. holder of Company capital stock pursuant to the reverse stock split are subject to information reporting, and may be subject to backup withholding at the applicable rate specified by the U.S. Internal Revenue Service (currently 28%) if the holder fails to provide a valid taxpayer identification number and comply with certain certification procedures or otherwise establish an exemption from backup withholding. Backup withholding is not an additional United States Federal income tax. Rather, the U.S. Federal income tax liability of the person subject to backup withholding will be reduced by the amount of the tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.

Vote Required to Approve Amendment of our Restated Certificate of Incorporation, as Amended

Approval of the amendments to our restated certificate of incorporation, as amended, and to authorize our Board of Directors, if in their judgment it is necessary, to effect the reverse stock split requires an affirmative vote of a majority of the common stock outstanding and entitled to vote at the Special Meeting. Abstentions and broker non-votes (to the extent a broker does not exercise its authority to vote) will be counted towards the vote total for this proposal and will have the same effect as “against” votes.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE AMENDMENTS TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, AND AUTHORIZE THE BOARD OF DIRECTORS, IF IN THEIR JUDGMENT IT IS NECESSARY, TO SELECT AND FILE ONE SUCH AMENDMENT TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A RATIO IN THE RANGE OF 1:2 TO 1:20, SUCH RATIO TO BE DETERMINED IN THE DISCRETION OF THE BOARD OF DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 2: THE ADJOURNMENT OF THE SPECIAL MEETING

Our stockholders are being asked to consider and vote upon an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of approval of a proposed amendment to our restated certificate of incorporation, as amended, to effectuate a reverse stock split as described in Proposal 1.

Approval of the adjournment of the Special Meeting requires an affirmative vote of a majority of the votes properly cast for or against this proposal at the Special Meeting. Abstentions and broker non-votes (to the extent a broker does not exercise its authority to vote) will not be counted towards, and will have no effect on, the vote total for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE ADJOURNMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS

The Board knows of no other business that will be presented to the Special meeting. If any other business is properly brought before the Special meeting, proxies will be voted in accordance with the judgment of the persons named therein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning beneficial ownership as of September 30, 2014 of our common stock by (1) each of our directors, (2) each of our named executive officers, (3) all of our directors and executive officers as a group, and (4) each stockholder known by us to beneficially own 5% or more of our outstanding common stock.. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of September 30, 2014 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 57,110,198 shares of common stock outstanding on September 30, 2014.

Shares Beneficially Owned

Name and Title		Outstanding Shares Beneficially Owned	Rights to Acquire Beneficial Ownership	Total Shares Beneficially Owned	Percentage of Shares Beneficially Owned (Before Offering)	Percentage of Shares Beneficially Owned (After Offering)
Named Directors and Executive Officers
Julia R. Brown		15,939	75,000	90,939	*
Alexander Polinsky, Ph.D.		—	35,000	35,000	*
James J. Antal		35,258	295,000	330,258	*
Daniel F. Hoth, Ph.D.		—	35,000	35,000	*
Richard S. McGowan, Esq.		—	324,286	324,286	*
Anthony J. Principi, J.D.		14,472	75,000	89,472	*
Randy S. Saluck, J.D., MBA	(1)	179,500	100,000	279,500	*
Yakov Kogan, Ph.D., MBA	(2)	689,359	859,584	1,548,943	2.67%
Andrei Gudkov, Ph.D., D. Sci.		1,517,370	635,609	2,152,979	3.73%
C. Neil Lyons, CPA		20,273	293,750	314,023	*
All current executive officers and directors as a group (10 persons)		2,472,171	2,728,229	5,200,400	8.69%
5% or greater shareholders
Mikhail Mogutov, Ph.D.	(3)	5,286,344	2,643,172	7,929,516	13.27%
Sabby Management, LLC	(4)	881,056	2,489,708	3,370,764	5.66%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
(1)	Includes 95,000 shares and 75,000 shares of common stock that can be acquired through the exercise of options that are directly owned by Mr. Saluck. Also included are 84,500 shares and 25,000 shares issuable upon the exercise of warrants to purchase common stock, all of which are owned by Mortar Rock LP. Mr. Saluck has voting power and investment power over these shares and investment power over these shares and warrants as he is the Managing Member of Mortar Rock Capital Management, LLC which manages Mortar Rock LP.
(2)	Includes 735,609 shares issuable upon the exercise of options to purchase common stock. Also includes 123,975 shares of common stock underlying options to purchase common stock and 44,859 shares of common held by Ms. Leah Brownlee, who is employed by us as Executive Vice President - Compliance and Operations and Corporate Secretary. Dr. Kogan disclaims beneficial ownership over the shares beneficially owned directly by Ms. Brownlee. See “Certain Relationships and Related Person Transactions.

(3)	In a Schedule 13D filing with the SEC on July 2, 2014, Mikhail Mogutov, Ph.D. reported sole voting and dispositive power as of June 20, 2014 with respect to 5,286,344 shares of our common stock and a currently exercisable warrant for up to 2,643,172 shares of our common stock. The address of Mikhail Mogutov, Ph.D. is Stoloviy pereulok 6, Moscow, 121069, Russia.
(4)	As of September 30, 2014, Sabby Management, LLC, Sabby Healthcare Volatility Master Fund, Ltd. and Hal Mintz reported shared voting and dispositive power with respect to 881,056 shares of our common stock and currently exercisable warrants for up to 2,489,708 shares of our common stock. The address of Sabby Volatile Healthcare Fund is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands. The address of Sabby Management, LLC and Hal Mintz is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458.

PROPOSALS OF STOCKHOLDERS

To be considered for inclusion in the proxy statement relating to our 2015 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than 120 days prior to April 30, 2015. In accordance with our Second Amended and Restated By-Laws, to be considered for presentation at the 2015 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than 120 days prior to, and no later than 90 days prior to, June 11, 2015. Proposals that are not received in a timely manner will not be voted on at the 2015 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. Any such notice must include information specified in our Second Amended and Restated By-Laws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder’s ownership of our stock. All stockholder proposals should be marked for the attention of the Office of the Secretary, Cleveland BioLabs, Inc., 73 High Street, Buffalo, New York 14203.

EXPENSES OF SOLICITATION

The cost of solicitation of proxies will be borne by us, and in addition to soliciting stockholders by mail through our regular employees, we may request banks, brokers, and other custodians, nominees and fiduciaries to solicit their customers who have Company stock registered in the names of a nominee. If we do so, we will reimburse such banks, brokers, and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone, e-mail, or other form of electronic communication following the original solicitation.

MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS

Owners of common stock in street name may receive a notice from their broker or bank stating that only one proxy statement will be delivered to multiple security holders sharing an address. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any stockholder residing at such an address does not wish to participate in “householding” and would like to receive a separate set of proxy materials, follow the instructions described below:

If your shares are registered in your own name, please contact our transfer agent, Continental Stock Transfer & Trust Company, and inform them of your request by calling them at 1-866-894-0537 or writing them at 17 Battery Place, 8th Floor, New York, New York 10004, Attn: Proxy Department.

If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

APPENDIX A

FORM OF

CERTIFICATE OF AMENDMENT OF

RESTATED CERTIFICATE OF INCORPORATION

OF CLEVELAND BIOLABS, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is Cleveland BioLabs, Inc. The date of the filing of its Certificate of Incorporation with the Secretary of State of the State of Delaware was June 5, 2003 under the name “Cleveland BioLabs, Inc.” A Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 18, 2010, and a Certificate of Amendment was filed on June 20, 2013.

2. The Restated Certificate of Incorporation, filed on March 18, 2010, as amended, is hereby further amended to change the capitalization of the Corporation by adding the following to the end of Article FOURTH:

“Upon the effectiveness of the Certificate of Amendment to the Restated Certificate of Incorporation, as amended, to effect a plan of recapitalization of the Common Stock by effecting a 1-for-[*] reverse stock split with respect to the issued and outstanding shares of the Common Stock (the “Reverse Stock Split”), without any change in the powers, preferences and rights or qualifications, limitations or restrictions thereof, such that, without further action of any kind on the part of the Corporation or its stockholders, every [*] shares of Common Stock outstanding or held by the Corporation in its treasury on the date of the filing of the Certificate of Amendment (the “Effective Date”) shall be changed and reclassified into one (1) share of Common Stock, $0.005 par value per share, which shares shall be fully paid and nonassessable shares of Common Stock. There shall be no fractional shares issued. A holder of record of Common Stock on the Effective Date who would otherwise be entitled to a fraction of a share shall, in lieu thereof, be entitled to receive one full share.”

3. The Amendment of Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

EXECUTED, this      day of         , 2015.

Cleveland BioLabs, Inc.

By:
Yakov Kogan Chief Executive Officer

*	By approving this amendment, stockholders will approve the combination of any whole number of shares of common stock between and including two (2) and twenty (20) into one (1) share. The certificate of amendment filed with the Secretary of State of the State of Delaware will include only that number determined by the Board of Directors to be in the best interests of the Corporation and its stockholders. In accordance with these resolutions, the Board of Directors will not implement any amendment providing for a different split ratio

A-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK « « « EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on January 26, 2015.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0537
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE — DO NOT SEPARATE — INSERT IN ENVELOPE PROVIDED ▲

PROXY	Please mark your votes like this	☒

The Board of Directors recommends that you vote “FOR” Proposals 1 and 2.

		FOR	AGAINST	ABSTAIN
1.	To Approve Amendments to the Company’s Restated Certificate Of Incorporation, as Amended, and to Authorize the Company’s Board Of Directors, if in Their Judgment it is Necessary, to Select and File One Such Amendment to Effect a Reverse Stock Split of the Company’s Common Stock, par value $0.005 per share, at a Ratio in the Range of 1:2 To 1:20, Such Range to be Determined in the Discretion of the Company’s Board Of Directors	☐	☐	☐
		FOR	AGAINST	ABSTAIN
2.	To Approve an Adjournment of the Special Meeting, if Necessary, if a Quorum is Present, to Solicit Additional Proxies if there are not Sufficient Votes in Favor of Approval of a Proposed Amendment to the Company’s Restated Certificate of Incorporation to Effectuate a Reverse Stock Split as Described in Proposal 1	☐	☐	☐

The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and of the Proxy Statement.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for

the Special Meeting of Stockholders to be held January 27, 2015

The Proxy Statement is available at www.cstproxy.com/cbiolabs/sm2014

▲ FOLD HERE — DO NOT SEPARATE — INSERT IN ENVELOPE PROVIDED ▲

PROXY

CLEVELAND BIOLABS, INC.

Proxy Solicited on Behalf of the Board of Directors

For A Special Meeting of Stockholders—January 27, 2015

The undersigned appoints Yakov Kogan and C. Neil Lyons, and each of them, as proxies, with full power of substitution and revocation, to vote, as designated on the reverse side hereof, all the capital stock of Cleveland BioLabs, Inc. which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the special meeting of stockholders thereof to be held on January 27, 2015, or at any adjournment or postponement thereof. The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the special meeting or any adjournments or postponements thereof. The undersigned hereby revokes ALL previous proxies given to vote at the Special Meeting of Stockholders to be held on January 27, 2015, or at any adjournment or postponement thereof.

Unless otherwise marked, a signed proxy will be voted FOR the reverse stock split as described in Proposal 1 and FOR an adjournment of the meeting if necessary as described in Proposal 2.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY

USING THE ENCLOSED ENVELOPE.

(Continued, and to be marked, dated and signed, on the other side)